ADMINISTRATIVE OFFICES:                                                                                     [RiverSource [LOGO](SM)
[829 Ameriprise Financial Center, Minneapolis, MN 55474                                                              ANNUITIES     ]
Service line: 1-800-333-3437]
[RIVERSOURCE ENDEAVOR PLUS]
VARIABLE ANNUITY APPLICATION
RIVERSOURCE LIFE INSURANCE COMPANY

____________________________________________________________________________________________________________________________________
1. CONTRACT OWNER NAME (First, Middle Initial, Last)                       SEX  [ ] M   [ ] F

______________________________________________________________             CITIZENSHIP  [ ] U.S.  [ ] Other (Country)_______________
ADDRESS (Physical address required No PO Box)                              DATE OF BIRTH (MM/DD/YY)___________________AGE___________
                                                                           SOCIAL SECURITY NUMBER (Taxpayer Identification Number)
______________________________________________________________
(City, State Zip)                                                          __________________________________
                                                                           (SSN/TIN for this contract owner will be used for tax
______________________________________________________________             reporting purposes unless otherwise indicated in Section
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS (Optional)              9 Remarks and Special Instructions)
                                                                           HOME TELEPHONE NUMBER  (     )  _________________________
______________________________________________________________             E-MAIL ADDRESS __________________________________________


____________________________________________________________________________________________________________________________________
1A. JOINT OWNER NAME (First, Middle Initial, Last)

_______________________________________________________________            SEX   [ ] M  [ ] F
ADDRESS (Physical Address Required - No PO Box)                            CITIZENSHIP   [ ] U.S. [ ] Other  (Country)______________
                                                                           DATE OF BIRTH (MM/DD/YY) __________________AGE___________
_______________________________________________________________            SOCIAL SECURITY NUMBER  (Taxpayer Identification Number)
(City, State Zip)
                                                                           __________________________________________
_______________________________________________________________
RELATIONSHIP TO CONTRACT OWNER ________________________________

____________________________________________________________________________________________________________________________________
2. ANNUITANT NAME (First, Middle Initial, Last)

________________________________________________________                   SEX  [ ] M   [ ] F
ADDRESS (Physical address Required No P O Box)                             DATE OF BIRTH (MM/DD/YY)___________________AGE___________

________________________________________________________                   SOCIAL SECURITY NUMBER  (Taxpayer Identification Number)
(City, State Zip)
                                                                           _________________________________________________________
________________________________________________________
MAILING ADDRESS IF DIFFERENT FROM PHYSICAL ADDRESS
(Optional for Custodial Accounts)

____________________________________________________________________________________________________________________________________
 2A. JOINT ANNUITANT NAME (First, Middle Initial, Last) (FOR 1035 EXCHANGE ONLY)

________________________________________________________                   SEX  [ ] M   [ ] F
ADDRESS (Physical address)                                                 DATE OF BIRTH (MM/DD/YY)___________________AGE___________
                                                                           SOCIAL SECURITY NUMBER  (Taxpayer Identification Number)
________________________________________________________
(City, State Zip)                                                          _________________________________________________________

________________________________________________________

____________________________________________________________________________________________________________________________________
3. PRIMARY BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

           NAME                    DATE OF BIRTH       RELATIONSHIP TO ANNUITANT       SOCIAL SECURITY NUMBER        %

----------------------------     ----------------     ---------------------------      ----------------------     -------

----------------------------     ----------------     ---------------------------      ----------------------     -------
____________________________________________________________________________________________________________________________________
3A. CONTINGENT BENEFICIARY (If additional space needed, please provide this information on a separate piece of paper signed and dated by the contract owner)

           NAME                    DATE OF BIRTH       RELATIONSHIP TO ANNUITANT       SOCIAL SECURITY NUMBER        %

----------------------------     ----------------     ---------------------------      ----------------------     -------

____________________________________________________________________________________________________________________________________
4. TYPE OF ANNUITY (check one) [[ ] Non-qualified] [[ ] Traditional Individual Retirement Annuity (IRA)] [[ ] SEP-IRA]
[[ ] Roth IRA] [[ ] TSA Rollover]

IF IRA (check and complete applicable types)
   [Traditional IRA:  Amount $_________________for _________ (year)]                    [Rollover IRA:  Amount $_________________]
   [Traditional IRA:  Amount $_________________for _________ (year)]          [Trustee to Trustee IRA:  Amount $_________________]
 [Roth Contributory:  Amount $_________________for _________ (year)]             [Roth Conversion IRA:  Amount $_________________]
 [Roth Contributory:  Amount $_________________for _________ (year)]
           [SEP-IRA:  Amount $_________________for _________ (year)]
           [SEP-IRA:  Amount $_________________for _________ (year)]

[NOTE:  If purchasing an annuity within a tax-deferred retirement plan (i.e. [ [IRA] [   ]), SECTION 8 MUST also be completed.]
____________________________________________________________________________________________________________________________________
                                                                                                                           [EndPlus]
273956                                            Application Continues                                            [274752 A (8/07)]
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
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
____________________________________________________________________________________________________________________________________
5. [PRODUCT] [CONTRACT] / [BENEFIT] SELECTION

CONTRACT                       [DEATH BENEFIT OPTIONS: MUST SELECT ONE]           [OPTIONAL BENEFITS]:  [YOU MAY SELECT ONLY ONE.
--------                       ----------------------                             NOT AVAILABLE FOR CONTRACT OPTION C.]
[[ ]] [Option B]               [If you and the annuitant are age [79] or          [(Portfolio Navigator must be selected in box 6.)]
  [(7 Year Withdrawal Charge)  younger, please make a death benefit selection       [[ ]] [No Optional Benefit Rider Selected]
[[ ]] [Option C]               below. If no selection is made the death benefit   [OR]
[(0 Year Withdrawal Charge)    will default to ROP.]                              [SECURESOURCE(SM) GUARANTEED MINIMUM WITHDRAWAL
                               [[ ]] [Return of Payment (ROP)]                    BENEFIT RIDER (through age 80):
                               [[ ]] [Maximum Anniversary Value (MAV)]
                               [[ ]] [5% Accumulation Death Benefit(5%)]                [ ]   Single Life Benefit
                               [[ ]] [Enhanced Death Benefit (EDB)]                     [ ]   Joint Life Benefit
                               [OPTIONAL DEATH BENEFITS:                                Spouse Name ______________________________
                               ------------------------
                               YOU MAY SELECT ONE (Through age [75]. Not                Sex ____ DOB _________  SSN_______________
                               available with 5% or EDB).]                        [OR]
                               [[ ]] [Benefit Protector(SM) Death Benefit Rider], [GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER
                               [OR]                                               (GMAB)] [(through age [79])]:
                               [[ ]] [Benefit Protector(SM) Plus Death                 [[ ]] [Accumulation Protector Benefit(SM)]
                               Benefit Rider (Exchange, Transfer or rollover
                               only)]
____________________________________________________________________________________________________________________________________

6. PURCHASE PAYMENTS Initial Purchase Payment $________________________________ (FOR DCA, SIP, REBALANCING, AND INTEREST SWEEP OPTIONS, COMPLETE THE INVESTMENT
 OPTIONS FORM.)

Payment Allocation*
___ PORTFOLIO NAVIGATOR (PN) ASSET ALLOCATION   [COLUMBIA                                   [OPPENHEIMER
PROGRAM - if elected, must be 100%, unless      ---------                                   ------------
the DCA Fixed Account is also elected.
Complete and return the Enrollment Form         ___% High Yield Fund, Variable Series,      ___% Capital Appreciation Fund/VA,
[#274176]. PN Questionnaire is an optional           Class B                                     Service Shares
tool for model selection.                       ___% Marsico Growth Fund, Variable          ___% Global Securities Fund/VA, Service
                                                     Series, Class A                             Shares
FIXED ACCOUNT                                   ___% Marsico International Opportunities    ___% Main Street Small Cap Fund/VA,
-------------                                        Fund, Variable Series, Class B              Service Shares
___% RVSL One-Year Fixed Account                ___% Small Cap Value Fund, Variable         ___% Strategic Bond Fund/VA, Service
(not available with Contract Option C)               Series, Class B                             Shares
[___%  6 month DCA Fixed Account]
[___% 12 month DCA Fixed Account]               CREDIT SUISSE TRUST                         PIMCO VIT
                                                -------------------                         ---------
[GUARANTEE PERIOD ACCOUNTS (GPAS)               ___% Commodity Return Strategy Portfolio    ___% All Asset Portfolio Advisor Share
----------------------------------                                                               Class
[($1,000 MINIMUM PER GPA) ] ___%                DREYFUS VIF
___% 1 Year Guarantee Period Account            ------------                                RIVERSOURCE(SM) VP
___% 2 Year Guarantee Period Account            ___% International Equity Portfolio,        ------------------
___% 3 Year Guarantee Period Account                 Service Share Class                    ___% Cash Management Fund
___% 4 Year Guarantee Period Account            ___% International Value Portfolio,         ___% Diversified Bond Fund
___% 5 Year Guarantee Period Account                 Service Share Class                    ___% Diversified Equity Income Fund
___% 6 Year Guarantee Period Account            ___% Fundamental Value Fund                 ___% Emerging Markets Fund
___% 7 Year Guarantee Period Account                                                        ___% Global Inflation Protected
___% 8 Year Guarantee Period Account            EATON VANCE VT                                   Securities Fund
___% 9 Year Guarantee Period Account            --------------                              ___% Growth Fund
___%10 Year Guarantee Period Account            ___% Floating-Rate Income Fund              ___% High Yield Bond Fund
                                                                                            ___% Income Opportunities Fund
AIM V.I.                                        FIDELITY VIP                                ___% International Opportunity Fund
-------                                         ------------                                ___% Large Cap Equity Fund
___% Capital Appreciation Fund, Series II       ___% Contrafund Portfolio Serice Class 2    ___% Mid Cap Value Fund
     Shares                                     ___% Investment Grade Bond Portfolio        ___% S&P 500 Fund
___% Capital Development Fund, Series II             Service Class 2                        ___% Select Value Fund
     Shares                                     ___% Mid Cap Portfolio Service Class 2      ___% Short Duration U.S. Government Fund
___% Global Health Care Fund, Series II         ___% Overseas Portfolio Service Class 2     ___% Small Cap Value Fund
     Shares
___% International Growth Fund, Series II       FRANKLIN TEMPLETON VIP TRUST                VAN KAMPEN LIT
     Shares                                     ----------------------------                --------------
                                                ___% Franklin Income Securities Fund-       ___% Comstocl Portfolio, Class I Shares
ALLIANCE BERNESTEIN VPS                              Class 2
-----------------------                         ___% Templeton Global Income Securities     VAM KAMPEN, UIF
___% Global Technology Portfolio (Class B)           Fund-Class 2                           ---------------
___% Growth and Income Portfolio (Class B)      ___% Templeton Growth Securities Fund-      ___% Global Real Estate Portfolio,
___% Internatioal Value Portfolio (Class B)          Class 2                                     Class II Shares
                                                                                            ___% Mid Cap Growth Portfolio, Class II
AMERICAN CENTURY VP                             GOLDMAN SACHS VIT                                Shares
-------------------                             -----------------
___% Mid Cap Value, Class II                    ___% Structured U.S. Equity Fund-           WANGER
                                                     Institutional Shares                   ------
___% Ultra, Class II                                                                        ___% International Small Cap
___% Value, Class II]                           JANUS ASPEN SERIES                          ___% U.S. Smaller Companies]
                                                ------------------
                                                ___% Large Cap Growth Portfolio: Serivce    ========================================
                                                     Shares                                 100% MUST BE IN WHOLE NUMBERS AND
                                                                                                 TOTAL 100%
                                                LEGG MASON PARTNERS VARIABLE
                                                ----------------------------
                                                ___% Small Cap Growth Portfolio, Class I

                                                MFS
                                                ---
                                                ___% Total Return Series - Service Class

*Must be whole numbers. Your above payment allocation instructions will remain in effect for any future payments you make until you change your instructions.

____________________________________________________________________________________________________________________________________
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273956                                             Application Continues                                           [274752 A (8/07)]
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

______________________________________________________________________________
7. TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION

[By checking "Yes," I/we hereby authorize and direct RiverSource Life
Insurance Company (RVSL) to accept telephone or electronic transaction instructions from the agent or registered / licensed assistant who can furnish proper identification to [make transfers between accounts, change the allocation of future investments, change the contract address of record, request elective step-up on certain optional riders, and/or to request withdrawals to the extent authorized in the prospectus]. RVSL will use reasonable procedures to confirm that these instructions are authorized and genuine. RVSL and I/we agree that these transactions will be made in accordance with procedures specified in the current prospectus for my RVSL variable product.

This authorization is valid until I/we cancel it in writing. However, RVSL may, without notice, cancel or suspend this authorization or certain transactions at any time.

I/we agree to hold harmless and indemnify RVSL and its affiliates, including each of their directors, officers, employees and agents, for any loss, liability or expense arising from such instructions. [ ] Yes ]

______________________________________________________________________________

8.   IF THIS ANNUITY CONTRACT WILL BE USED TO FUND A TAX-DEFERRED RETIREMENT
     PLAN, PLEASE READ AND COMPLETE THE INFORMATION REQUESTED

1. I understand that I am purchasing an annuity that will be used to fund a retirement plan that is tax-deferred under the Internal Revenue Code.
2. I understand that any tax deferral benefits will be provided by the retirement plan, and that my annuity will not provide any necessary or additional tax deferral benefits.
3.   I have received a copy of ["Things to Know About Using an Annuity to Fund
     Your Tax-Deferred Retirement Plan"] and understand the contents.
4. I have reviewed the costs of my annuity (including any mortality and expense risk fees, contract administrative charges, rider charges and withdrawal charges) and have decided that the benefits outweigh the costs for the following reasons (check or list all that apply).

     [ ] Access to multiple investment managers                   [ ] Availability of withdrawal charge waivers for nursing
     [ ] Ability to transfer among multiple investment options        home confinement, hospitalization and terminal illness
         without additional charges                               [ ] Availability of settlement options for retirement income
     [ ] Availability of subaccount transactions without cost         or to simplify taxqualified required minimum distributions
     [ ] Access to dollar-cost-averaging without cost             [ ] Guaranteed lifetime income payout rates
     [ ] Access to asset rebalancing without cost                 [ ] Avoiding the cost and delays of probate and estate settlement
     [ ] Death benefit guarantees                                [[ ] Access to a guaranteed interest rate in the fixed account]
     [ ] Access to enhanced death benefits                       [[ ] Access to multi-year interest rate guarantees]
     [ ] Access to enhanced living benefits

     Other (list)    _____________________________________________________________________________________________________________
     _____________________________________________________________________________________________________________________________

________________________________________________________________________________
9. REMARKS AND SPECIAL INSTRUCTIONS (including special mailing instructions)
_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________________
10. REPLACEMENT

   [Will the annuity applied for replace any existing insurance or annuity?
         [ ] Yes [ ] No
         If YES, provide details - Company, contract number, amount, reason - under SECTION 9 Remarks and special instructions.]
________________________________________________________________________________
11. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER CERTIFICATION

[I certify, under penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

(1) The number shown on this form is my correct taxpayer identification number, and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.]
________________________________________________________________________________
                                                                       [EndPlus]
273956                     Application Continues               [274752 A (8/07)]
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________________________________________________________________________________
12.  I/WE AGREE THAT:

 1. All statements and answers given above are true and complete to the best of my/our knowledge and belief.
 2. Only an officer of RiverSource Life Insurance Company can modify any annuity contract or waive any requirement in this application.
 3. If joint spousal owners are named, ownership will be in joint tenancy with right of survivorship unless prohibited by state of settlement or specified otherwise in SECTION 9 Remarks and Special Instructions.
 4.  I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THE VARIABLE
     ANNUITY.
 5. Tax law requires that all non-qualified deferred annuity contracts issued by the same company, to the same contract owner, during the same calendar year are to be treated as a single, unified contract. The amount of income included and taxed in a distribution (or a transaction deemed a distribution under tax law) taken from any one of such contracts is determined by summing all such contracts together.
 6. I/we acknowledge receipt of RiverSource Life Insurance Company's [Privacy Notice].
 8.  I/we have read and understood the disclosures if applicable, listed in
     SECTION 8 above.
 9. If this annuity replaces any existing insurance or annuity, I/we acknowledge receipt of the Variable Annuity Replacement Disclosure or equivalent disclosure.
10.  I/we acknowledge receipt of the [Product Disclosure].
11. I/we acknowledge reading any applicable State Information in SECTION 14 below.
12. I/WE UNDERSTAND THAT EARNINGS AND VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE FUND, PORTFOLIO, ACCOUNT OR SUBACCOUNT, ARE NOT GUARANTEED AND MAY BOTH INCREASE OR DECREASE. [ALLOCATIONS AND TRANSFERS TO GUARANTEE PERIOD ACCOUNT(S) ARE SUBJECT TO MARKET VALUE ADJUSTMENTS PRIOR TO THE DATES SPECIFIED IN THE CONTRACT.]
13. [THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING (SEE SECTION 11).]

SIGNATURES

Location (City/State) ______________________________  Date ____________________

X____________________________________________
Owner Signature/Trustee or Custodian Signature (if Owner is Trust or Custodial account)

X____________________________________________
Joint Owner (if any) Signature

X_________________________________        X__________________________________
Annuitant Signature                       Joint Annuitant Signature
(if other than Owner)
________________________________________________________________________________
13. AGENT'S REPORT (Type or Print)

To the best of my knowledge, this application [ ] DOES [ ] DOES NOT involve replacement of existing life insurance or annuities.

Agent's Name_____________________________________________________

Agent's Social Security Number __________________________________

Agency Name and Number (if applicable)_________________________________________

Telephone Number (   ) __________________Fax Number (   ) _____________________

Sale Location ____________________________________________________

E-mail Address  __________________________________________________

Branch Address ___________________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS_______________________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY) I hereby certify I personally solicited this application; that the application and this report are complete and accurate to the best of my knowledge and belief. If a replacement is occurring, I have provided details -- company, contract number, amount, reason -- under Section 9 Remarks and Special Instructions and have completed any state replacement requirements including any required state replacement forms (and I certify that only insurer approved sales materials were used and copies of all sales material were left with the customer).

____________________________________    ___________________________________________________________________

X________________________________       [For Agent Use Only (check one)
Licensed Agent Signature                [ ] Option A  [[ ] Option B] [[ ] Option C] [[ ] Option D] [     ]]
____________________________________    ___________________________________________________________________

ADDITIONAL AGENT INFORMATION

Agent's Name___________________________________________________________________

Agent's Social Security Number ________________________________________________

Agency Name and Number (if applicable)_________________________________________

Telephone Number (   ) __________________Fax Number (   ) _____________________

Sale Location _________________________________________________________________

E-mail Address  _______________________________________________________________

Branch Address ________________________________________________________________

FOR SPLIT COMMISSIONS, AGENT PERCENTAGE OF COMMISSIONS_________________________ (IF BLANK, COMMISSIONS WILL BE SPLIT EQUALLY)

____________________________________

X________________________________
Licensed Agent Signature
_______________________________________________________________________________
                                                                      [EndPlus]
273956                       Application Continues            [274752 A (8/07)]
_______________________________________________________________________________

________________________________________________________________________________
14. STATE SPECIFIC INFORMATION / FRAUD WARNINGS:

[For applicants in Arkansas, Kentucky, Maine, New Mexico, Ohio and Pennsylvania:
                   --------  --------  -----  ----------  ----     ------------
        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR
        STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY
        FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Colorado:
                  --------
        ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE OR SHE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT, MAY BE GUILTY OF INSURANCE FRAUD.

For applicants in Washington and Washington, D.C.:
                  -------------------------------
        WARNING: IT IS A CRIME TO PROVIDE FALSE OR MISLEADING INFORMATION TO AN INSURER FOR THE PURPOSE OF DEFRAUDING THE INSURER OR ANY OTHER PERSON. PENALTIES INCLUDE IMPRISONMENT AND/OR FINES. IN ADDITION, AN INSURER MAY DENY INSURANCE BENEFITS IF FALSE INFORMATION MATERIALLY RELATED TO A CLAIM WAS PROVIDED BY THE APPLICANT.

For applicants in Florida:
                  --------
        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.
        AGENT'S PRINTED NAME:______________________________
        AGENT'S FLORIDA LICENSE ID #:_______________________

For applicants in Louisiana:
                  ---------
        ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO FINES AND CONFINEMENT IN PRISON.

For applicants in New Jersey:
                  ----------
        ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

For applicants in Tennessee:
                  ---------
        IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS. ]

________________________________________________________________________________
                                                                       [EndPlus]
273956                                                         [274752 A (8/07)]
________________________________________________________________________________